EXHIBIT 10.1

                                     FORM OF
                            STOCK PURCHASE AGREEMENT

      This Stock Purchase Agreement (this "Agreement") is dated July 30, 2004 between _________________ ("Purchaser") and Immunomedics, Inc. ("Company"). The parties hereto agree as follows:

      The Purchaser shall buy and the Company shall sell _________ shares ("Shares") of the Company's Common Stock at a price of $3.61 per share for a total amount of $___________.

      The Shares and Additional Shares (as hereinafter defined) have been registered on a registration statement on Form S-3, File No. 333-114810, which was declared effective by the Securities and Exchange Commission and remains effective as of the date hereof. A final prospectus and prospectus supplement relating to the offering of the Shares (together, the "Prospectus") and the Additional Shares (the "Offering") will be delivered to the Purchaser prior to or promptly after the closing of the purchase and sale of the Shares (the "Closing"). The Shares are free of restrictive legends and are free of any resale restrictions.

      The Purchaser represents and warrants to the Company:

            (a) The Purchaser is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization.

            (b) The Purchaser has the requisite corporate (or other entity) power and authority to enter into and perform this Agreement and to purchase the Shares in accordance with the terms hereof.

            (c) In making its investment decision in this offering, the Purchaser and its advisors, if any, have relied solely on the Company's public filings as filed with the Securities and Exchange Commission.

      Approval of the Shares for listing on the Nasdaq National Market ("NASDAQ") shall be a condition to the Closing and the Company shall have no obligation to consummate the sale of the Shares until such approval is obtained. The Closing is expected to occur on or about August 2, 2004, or as soon thereafter as such approval has been obtained. The Company will give notice of the date of Closing to the Purchaser not less than one (1) Business Day (as hereinafter defined) before the Closing.

      The Purchaser and the Company acknowledge and agree that (i) the offering described in the Prospectus is for up to a number of shares of the Company's Common Stock equal to 19.9% of the Company's outstanding Common Stock prior to the
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transaction contemplated hereby and (ii) the Company will not issue additional shares of its Common Stock with respect to this transaction under circumstances that would require the approval of its stockholders pursuant to applicable NASDAQ rules without obtaining such approval.

      The Purchaser shall wire the purchase amount to the Company to the account set forth below.

Company Wire Transfer Instructions:


ABA Number:
Account Number:
Title of Account:

Address:



      The Company shall cause its transfer agent to transmit the Shares electronically to the Purchaser by crediting the account set forth below through the Deposit Withdrawal Agent Commission system.


Purchaser DWAC Instructions:



      In addition, the Purchaser shall have the right at its option to purchase, and the Company agrees to sell, shares of the Company's Common Stock (the "Additional Shares") equal in number to the Shares, at a price of $3.97 per share, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement. Such Additional Shares shall be sold at an additional closing (the "Additional Closing"), which shall take place
(i) three (3) Business Days (as defined below) after the satisfaction of all of the conditions set forth in the following paragraph or (ii) at such other time and date as the Purchaser and the Company mutually determine.

      Notwithstanding the foregoing, the Company shall be obligated to sell the Additional Shares, and the Additional Closing shall occur, if, and only if, (i) the Purchaser has delivered a notice in the form attached hereto (an "Additional Closing Notice") to the Company prior to November 24, 2004, (ii) the Company has not received written notice of disapproval of the Additional Shares for listing on NASDAQ prior to August 13, 2004, and (iii) the sale of the Additional Shares does not require the approval of the Company's stockholders pursuant to applicable NASDAQ rules. The term "Business Day" shall mean
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(a) any day on which trading occurs on NASDAQ (or any successor thereto), or (b)
if trading does not occur on NASDAQ (or any successor thereto), any day other than Saturday, Sunday or other day on which commercial banks in the City of New York are authorized or required by law to remain closed. The Company may waive the condition set forth in subparagraph (iii) above if it determines that it may sell the Additional Shares without obtaining approval of the Company's stockholders pursuant to applicable NASDAQ rules without satisfaction of such condition.

      At the Additional Closing, the Purchaser shall wire the purchase amount to the Company for the Company's Common Stock being purchased to the account set forth above and the Company shall cause its transfer agent to transmit the Additional Shares electronically to the Purchaser by crediting the account set forth above through the Deposit Withdrawal Agent Commission system. A final prospectus and prospectus supplement relating to the offering of the Additional Shares will be delivered to the Purchaser prior to or promptly after the Additional Closing.

      The Additional Closing Notice and all other communications hereunder shall be in writing and shall be deemed to have been given on the date delivered by hand, sent by facsimile transmission, or mailed certified mail, return receipt requested, if to the Purchaser, to the address set forth on the signature page of this Agreement, and if to the Company, to Gerard G. Gorman, CFO, Facsimile
(973) 605-8282. Either party to this Agreement may change such address for notices by sending to the other party written notice of a new address for such purpose.

      The Company shall, by 8:30 a.m. Eastern time on the first Business Day following the date hereof, issue a press release disclosing the material terms of the transaction contemplated hereby.

      The Purchaser may not assign or otherwise transfer this Agreement or its rights hereunder without the consent of the Company.

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AGREED AND ACCEPTED:

                        Immunomedics, Inc.

                        By:
                           ------------------------------------
                        Name:
                        Title:


                        PURCHASER:



                        By:
                           ------------------------------------
                        Name:
                        Title:

                        Address:
                                 ------------------------------

                                 ------------------------------
                        Facsimile No.:
                                       ------------------------

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                                       5


                            ADDITIONAL CLOSING NOTICE

      Additional Shares. The undersigned hereby irrevocably elects to purchase _______________ shares of Common Stock of Immunomedics, Inc. (the "Company") on the terms and conditions set forth in the attached Stock Purchase Agreement.
NOTE: THE NUMBER OF SHARES MAY NOT EXCEED THE NUMBER OF ADDITIONAL SHARES AS SET FORTH IN SUCH STOCK PURCHASE AGREEMENT.


      The undersigned hereby confirms that the representations and warranties made in the Stock Purchase Agreement with respect to the undersigned's acquisition of the Shares are true and correct with respect to the undersigned's acquisition of the Additional Shares.

Dated:____________, 2004

                                    Signature:

                                    ---------------------------------

                                    Address:

                                    ---------------------------------

                                    ---------------------------------



                                    Facsimile No:
                                                 --------------------

                                    DWAC delivery instructions: